UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 22, 2025

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11011 West Broad Street, Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2025 annual meeting of stockholders of Genworth Financial, Inc. (“Genworth”), held on May 22, 2025, the holders of Genworth’s Common Stock entitled to vote at the meeting (1) elected all ten of the director nominees for the ensuing year, (2) approved, on an advisory basis, the compensation of Genworth’s named executive officers, (3) approved the 2025 Genworth Financial, Inc. Omnibus Incentive Plan, (4) ratified the selection of KPMG LLP as Genworth’s independent registered public accounting firm for 2025, and (5) approved an amendment to the Amended and Restated Certificate of Incorporation of Genworth Holdings, Inc. to remove “Pass-Through Voting” provision.

The final voting results were as follows:

Proposal 1

Election of ten directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes
G. Kent Conrad	315,185,363	17,455,386	2,379,884	32,298,676
Karen E. Dyson	312,632,822	20,087,261	2,300,550	32,298,676
Jill R. Goodman	313,809,921	18,800,814	2,409,898	32,298,676
Melina E. Higgins	308,696,432	24,017,148	2,307,053	32,298,676
Thomas J. McInerney	321,467,591	11,279,091	2,273,951	32,298,676
Howard D. Mills, III	321,803,641	10,880,497	2,336,495	32,298,676
Robert P. Restrepo Jr.	314,361,383	18,319,366	2,339,884	32,298,676
Elaine A. Sarsynski	321,722,734	10,997,301	2,300,598	32,298,676
Ramsey D. Smith	321,711,195	10,889,983	2,419,455	32,298,676
Steven C. Van Wyk	321,441,280	11,176,331	2,403,022	32,298,676

Proposal 2

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	301,189,837	31,333,344	2,497,452	32,298,676

Proposal 3

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the 2025 Genworth Financial, Inc. Omnibus Incentive Plan	300,416,073	32,317,076	2,287,484	32,298,676

Proposal 4

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of the selection of KPMG LLP as the independent registered public accounting firm for 2025	349,051,627	15,974,126	2,293,556	N/A

Proposal 5

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of an Amendment to the Amended and Restated Certificate of Incorporation of Genworth Holdings, Inc. to Remove “Pass-Through Voting” Provision	323,058,302	9,322,058	2,640,273	32,298,676

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: May 22, 2025	By:	/s/ Michael J. McCullough
Michael J. McCullough
Senior Vice President and Corporate Secretary